UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549

                                  FORM 8-K/A

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  November 7, 1997


                        TUCSON ELECTRIC POWER COMPANY
                        -----------------------------

           (Exact name of registrant as specified in its charter)


       Arizona                      1-5924                  86-0062700
(State of Incorporation)   (Commission File Number)      (IRS Employer
                                                       Identification No.)


                220 West Sixth Street, Tucson, Arizona  85701
             (Address of principal executive office)  (Zip Code)


                               (520) 571-4000
            (Registrant's telephone number, including area code)






























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     Form  8-K dated November 7, 1997 is amended to add  the
response letter of Deloitte and Touche LLP attached hereto as Exhibit 16.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits
     16   Letter from Deloitte and Touche LLP dated November
          17, 1997 regarding the change in certifying accountants.


                             SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             TUCSON ELECTRIC POWER COMPANY
                             -----------------------------
                                     (Registrant)



Date:  November 19, 1997             Ira R. Adler
                                 --------------------
                                     Ira R. Adler
                              Senior Vice President and
                             Principal Financial Officer